UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Schroder Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHRODER SERIES TRUST

Schroder Emerging Markets Multi-Sector Bond Fund

875 Third Avenue, 22nd Fl.

New York, New York 10022

[April 4], 2014

Dear Shareholder:

You are cordially invited to attend the Meeting of Shareholders of Schroder Emerging Markets Multi-Sector Bond Fund (the “Fund”), a series of the  Schroder Series Trust (the “Trust”), to be held on May 15, 2014,  at 9:00 a.m. Eastern time, at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York 10022 (the “Meeting”).  A formal Notice of Meeting of Shareholders is enclosed.

At the Meeting, shareholders of the Fund will be asked to vote to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  I encourage you to read the enclosed proxy statement carefully.

Whether or not you plan to be present at the Meeting, your vote is needed.  Please complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.  Please refer to instructions that appear on the enclosed proxy card.

We look forward to seeing you at the Meeting or receiving your proxy card so your shares may be voted at the Meeting.

Sincerely yours,

Catherine Mazza
Chairman
Schroder Series Trust

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

SCHRODER SERIES TRUST

Schroder Emerging Markets Multi-Sector Bond Fund

875 Third Avenue, 22nd Fl.

New York, New York 10022

Notice of Meeting of Shareholders

A Meeting of Shareholders (the “Meeting”) of the Schroder Emerging Markets Multi-Sector Bond Fund (the “Fund”), a series of Schroder Series Trust (the “Trust”), will be held at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York 10022, on May 15, 2014, at 9:00 a.m. Eastern time, for the following purposes:

I.                                        To consider approval of a proposal to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940 (the “1940 Act”).

II.                                   To consider and act upon such other matters as may properly come before the Meeting and any adjournments thereof.

Shareholders of record as of the close of business on March 28, 2014 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Trustees of each Trust,

ABBY L. INGBER
Clerk
Schroder Series Trust

[April 4], 2014

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

SCHRODER SERIES TRUST

Schroder Emerging Markets Multi-Sector Bond Fund

875 Third Avenue, 22nd Fl.

New York, New York 10022

Proxy Statement

[April 4], 2014

This proxy is being solicited on behalf of the Trustees of Schroder Series Trust (the “Trust”) for use at the Meeting of Shareholders (the “Meeting”) of the Schroder Emerging Markets Multi-Sector Bond Fund (the “Fund”), a series of the Trust, to be held on May 15, 2014, at 9:00 a.m. Eastern time at the office of the Trust at 875 Third Avenue, 22nd  Floor, New York, New York 10022, and at any adjournment thereof.  The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders (the “Notice”).  Shareholders of record of the Fund as of the close of business on [March 28], 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and at any adjourned session.  The Notice, this proxy statement, and the enclosed form of proxy are first being mailed or otherwise made available to shareholders on or about [April 4], 2014.

Shares represented by duly executed proxies will be voted in accordance with the specifications made.  If no specification is made, shares will be voted in accordance with the recommendations of the Trustees of the Trust.  You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Clerk of the Trust (which will be effective when it is received by the Clerk), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

As of the Record Date, there were [  ] outstanding shares of the Fund.  Each share is entitled to one vote, with fractional shares entitled to a proportionate fractional vote.

Schroder Investment Management North America Inc. (“Schroders”) is the investment adviser of the Fund and Schroder Fund Advisors LLC (“Schroder Fund Advisors”) is the principal underwriter of the Fund.  The address of Schroders and of Schroder Fund Advisors is 875 Third Avenue, 22nd Floor, New York, New York 10022.  SEI Investments Global Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the administrator of the Fund.

Copies of the Trust’s most recent annual report and the semi-annual report succeeding this annual report may be obtained without charge by writing the Fund at P.O. Box 55260, Boston, Massachusetts 02205-5260, or by calling (800) 464-3108.  Copies of the annual report, the semi-annual report and this proxy statement may also be obtained through the Schroder Mutual Funds’ website at www.schroderfunds.com.

YOUR VOTE IS IMPORTANT

To help reach the level of shareholder participation required, and to ensure that the Trust does not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting.  Simply follow the instructions on the enclosed proxy card.  Your prompt action will ensure your voice is heard, so vote your shares now.

1.  WHAT PROPOSAL AM I BEING ASKED TO CONSIDER?

• Shareholders of the Fund are being asked to consider a proposal to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  A diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 25% of the Fund’s total assets, there is no limitation on the amount of assets the Fund may invest in any one issuer.

As a “non-diversified” fund, the Fund would no longer be subject to the restrictions described above, and so would have the ability to invest larger amounts of its assets in the obligations of particular issuers.  The Fund would continue to be subject to certain other diversification restrictions under the Internal Revenue Code of 1986, as amended (the “Code”), which provide generally that the Fund may not, with respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. Under the 1940 Act, shareholder approval is necessary to change from a diversified fund to a non-diversified fund.

2.  WHY IS THE BOARD OF TRUSTEES (THE “BOARD” OR “TRUSTEES”) RECOMMENDING THIS CHANGE?

• The Fund invests principally in bonds of issuers located in emerging market countries, including obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Schroder Investment Management North America Inc. (“Schroders”) has informed the Trustees that it believes that it would be in the best interests of the Fund if it were able to focus its investments in a smaller number of issuers than might be permitted if the Fund were to maintain its diversified status.  Schroders believes that this will permit the Fund to take more substantial positions in issuers and obligations about which Schroders holds strong convictions on the basis of its research of issuers, markets, and securities.  The change would also facilitate comparison between the Fund’s performance and the benchmark indices against which the Fund compares its performance.

As a non-diversified fund, the Fund would be able to hold a smaller number of portfolio securities and/or invest in a smaller number of issuers than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security or a small number of securities held by the Fund may affect its value more than if it invested in a larger number of issuers. In presenting this proposal to the Trustees, Schroders described for the Trustees the steps Schroders had implemented to monitor and control any additional risk to the Fund that may result from its non-diversified status.

3.  HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

• The Trustees unanimously recommend that shareholders of the Fund vote “FOR” the proposal.

4.  WHAT LEVEL OF SHAREHOLDER SUPPORT IS NEEDED TO APPROVE THE PROPOSAL?

• Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. Investor and Advisor shares of the Fund vote together as a single class on this proposal.

5.  WHO IS ENTITLED TO VOTE AT THE MEETING?

• Shareholders of record as of March 28, 2014 are entitled to vote at the Meeting for the election of Trustees of the applicable Trust.

• All eligible shareholders are urged to vote.

6.  WHEN AND WHERE WILL THE MEETING BE HELD?

• The Meeting is scheduled for May 15, 2014 at 9:00 a.m., at the offices of the Trust at 875 Third Avenue, 22nd Floor, New York, New York 10022.

7.  WHAT METHOD OF VOTING MAY I USE?

Simply select the voting format that you find most convenient:

•  Mail:

Complete and return the enclosed proxy card(s).

•  In person:

Attend the Meeting on May 15, 2014.

To help reach the level of shareholder participation required, and to ensure that the Fund does not incur additional expenses associated with follow-up communications, please vote today, even if you plan to attend the Meeting.

8.  WHOM SHOULD I CALL IF I HAVE ADDITIONAL QUESTIONS?

• If you have questions related to the proxy material or attending the Meeting or need assistance in voting your shares, please contact Boston Financial Data Services, Inc., the Trusts’ proxy solicitor, toll free at 1-844-253-1470.

PROPOSAL:  Approve a Reclassification of the Fund from a “Diversified” Fund to a “Non-Diversified” Fund

The Board of Trustees (the “Board” or “Trustees”) of Schroder Series Trust (the “Trust”)  has approved, on behalf of the Schroder Emerging Markets Multi-Sector Bond Fund (the “Fund”), and recommends that shareholders of the Fund approve, a proposal to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Reclassification”). Under the 1940 Act, shareholder approval is necessary to change from a diversified fund to a non-diversified fund.

The Fund is currently classified as a diversified fund under the 1940 Act. This means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. With respect to the remaining 25% of the fund’s total assets, there is no limitation on the amount of assets the fund may invest in any one issuer.

By changing its classification to a “non-diversified” fund, the Fund would no longer be subject to the restrictions described above, and so would have the ability to invest larger amounts of its assets in the obligations of particular issuers. The Fund would continue to be subject to certain other diversification restrictions under the Internal Revenue Code of 1986, as amended (the “Code”), which provide generally that the Fund may not, with respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; with respect to the remaining 50% of the Fund’s total assets, the Fund may invest up to 25% of its assets in any issuer (meaning that the Fund might invest up to 25% of its assets in each of two issuers).

The Fund invests principally in bonds of issuers located in emerging market countries, including obligations of governments or government agencies or instrumentalities, supra-national issuers, or corporate issuers. Schroder Investment Management North America Inc. (“Schroders”) has informed the Trustees that it believes that it would be in the best interests of the Fund if it were able to focus its investments in a smaller number of issuers than might be permitted if the Fund were to maintain its diversified status.  Schroders believes that this will permit the Fund to take more substantial positions in issuers and obligations about which Schroders holds strong convictions on the basis of its research of issuers, markets, and securities.  The change would also facilitate comparison between the Fund’s performance and the benchmark indices against which the Fund compares its performance.

This increased investment flexibility may, however, make the Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which they invest because larger investments may have a greater effect on a non-diversified fund’s performance. Therefore, the Fund may be more exposed to the risks of loss and volatility from individual holdings than a fund that invests more broadly and is “diversified.” In presenting this proposal to the Trustees, Schroders described for the Trustees the steps Schroders had implemented to monitor and control any additional risk to the Fund that may result from its non-diversified status.

If shareholders approve the Reclassification proposal for the Fund, the Reclassification will take effect shortly after the Meeting. If shareholders do not approve the Reclassification proposal, the Fund will continue to operate as a “diversified” fund.

Required Vote and Recommendation

Approval of the Reclassification requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on this proposal.

THE BOARD OF TRUSTEES OF SCHRODER SERIES TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE PROPOSAL.

MISCELLANEOUS

Share Ownership Information

To the knowledge of the Trust, as of March 28, 2014, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

To the knowledge of the Trust, as of March 28, 2014, no other person owned of record or beneficially more than 5% of the outstanding shares of any class of the Fund, except as set forth below:

Investor Shares

[  ]

Advisor Shares:

[  ]

Quorum

Thirty percent of the shares entitled to vote, present in person, or represented by proxy, shall constitute a quorum for purposes of voting for the proposal.

Other Business

The Trustees know of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy card(s).

Solicitation of Proxies

In addition to the solicitation of proxies by mail, the Trustees and employees of Schroders or its affiliates may solicit proxies in person, by telephone or over the internet.  The Trust has retained the proxy communications and solicitation advisory firm Boston Financial Data Services Inc. (“BFDS”), 2000 Crown Colony Drive, Quincy, Massachusetts 02169, to aid in the solicitation of proxies.

The costs of retaining BFDS and other expenses incurred in connection with the solicitation of proxies will be borne by the Fund.  The anticipated cost associated with the solicitation of proxies by BFDS for the proposal and related costs is approximately [$2,000].

Adjournment

In the event that sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal.  In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on the proposal as they deem advisable.  Thirty percent of the shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders’ meeting for the Trust; any lesser number shall be sufficient for adjournments, as required by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Bylaws.  The persons named as proxies will vote in favor of such adjournment all shares which those persons are entitled to vote in favor of the proposal.  They will vote against any such adjournment all shares represented by proxies that vote against the proposal.  The persons named as proxies will abstain from voting on adjournment all shares represented by proxies which have withheld authority from voting on the proposal.

Tabulation of Votes

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Trust to act as tellers for the Meeting.  The tellers will count the total number of votes cast “FOR” the proposal for purposes of determining whether sufficient affirmative votes have been cast.  The tellers will count shares represented by proxies that withhold authority to vote or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Broker non-votes will have no effect on votes on adjournment.

Date for Receipt of Shareholders’ Proposals for Meetings of Shareholders

The Trust’s Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2014.  Shareholder proposals for inclusion in the Trust’s proxy statement for any meeting must be received by the Trust a reasonable period of time prior to when the Trust begins to print and send its proxy materials.

Householding

To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of this proxy statement to shareholders having the same address on the Fund’s records, unless the Fund has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling 1-800-464-3108.

[April 4], 2014

PROXY TABULATOR PO Box 859232 Braintree MA 02185-9919	000 000 000 000 9

Your Vote is Important!

Vote by Mail

Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.

Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	PROXY TABULATOR PO BOX 55909 BOSTON MA 02205-9100

Schroder Emerging Markets Multi-Sector Bond Fund

(the “Fund”)

Special Meeting of Shareholders

May 15, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.  The undersigned hereby appoints Mark A. Hemenetz, Alan M. Mandel, and Abby L. Ingber as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the Fund held of record by the undersigned on March 28, 2014 at the Special Meeting (the “Meeting”) of Shareholders to be held on May 15, 2014, at 9:00 a.m., Eastern time, in the office of the Fund at 875 Third Avenue, 22nd Floor, New York, New York 10022 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby.  I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

of Shareholders of the Fund to be held on May 15, 2014.

The Proxy Statement for this meeting is available at www.schroderfunds.com

Note: Please sign exactly as your name(s) appears on the Ballot.  If you are signing  this  Ballot  for  a  corporation,  estate,  trust  or  other  fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature
Signature
Date

Proposal(s) listed on reverse side.

The Board of Trustees of the Fund recommends that you vote in favor of the proposal.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen. ☒

		FOR	AGAINST	ABSTAIN

1.	To consider approval of a proposal to change the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940.	☐	☐	☐